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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) September 12, 2002
                                                        ------------------



                  Registrant, State of Incorporation,
Commission File   Address of Principal Executive Offices   I.R.S. employer
Number            and Telephone Number                     Identification Number

1-8788            SIERRA PACIFIC RESOURCES                 88-0198358
                  P.O. Box 10100 (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

1-4698            NEVADA POWER COMPANY                     88-0045330
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000


                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  OTHER EVENTS

         On September 12, 2002, Sierra Pacific Resources (the parent corporation of Nevada Power Company) issued a press release announcing that it had delivered a letter to the Southern Nevada Water Authority ("SNWA") in response to a letter from the SNWA regarding the agency's proposal to enter into negotiations for the possible purchase of Nevada Power Company.

         A copy of the press release, dated September 12, 2002, is attached as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                 Not required

        (b)      PRO FORMA FINANCIAL INFORMATION

                 Not required

        (c)      EXHIBITS

                 99.1 Sierra Pacific Resources - Press Release issued September 12, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


                                            SIERRA PACIFIC RESOURCES
                                            ------------------------------------
                                            (Registrant)



Date: September 13, 2002                    By: /s/ William E. Peterson
                                                --------------------------------
                                                William E. Peterson
                                                Senior Vice President,
                                                General Counsel and
                                                Corporate Secretary


                                            NEVADA POWER COMPANY
                                            ------------------------------------
                                            (Registrant)



Date: September 13, 2002                    By: /s/ William E. Peterson
                                                --------------------------------
                                                William E. Peterson
                                                Senior Vice President,
                                                General Counsel and
                                                Corporate Secretary




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                                  EXHIBIT INDEX

SIERRA PACIFIC RESOURCES

Exhibit 99.1 -- Press Release issued September 12, 2002